EXHIBIT 10.9



                    AMENDED AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AGREEMENT, made and entered into as of this 30th day of November, 2001, by and between WHEELING NATIONAL BANK, a national banking association with its principal place of business located in St. Clairsville, OH (hereinafter referred to as "Wheeling"), and PATRICK G. O'BRIEN, party of the second part (hereinafter referred to as "Employee"), and WESBANCO, INC., a West Virginia corporation (hereinafter referred to as "Wesbanco").

         WHEREAS, the Employee is currently serving as an Executive Officer of Wheeling and is the beneficiary of that certain Employment Agreement dated the 16th day of July, 1999, by and between American and Employee (hereinafter called "Agreement"), and

         WHEREAS, American Bancorporation (hereinafter "American") and Wesbanco have entered into negotiations concerning the possible acquisition of American and desire to clarify certain provisions of the said Employment Agreement in conjunction with the continued employment of Employee, and

         WHEREAS, the parties heretofore executed an Amendment Agreement dated the 22nd day of February, 2001 which the parties hereby revoke and substitute this Agreement therefore.

         WITNESSETH   THAT:  In   consideration   of  the  mutual  promises  and
undertakings hereinafter set forth, the parties intending to be legally bound hereby, covenant and agree as follows:

         1. Employee acknowledges and agrees that he has an existing written Agreement with Wheeling regarding terms and conditions of employment that will continue subsequent to the proposed transaction between Wesbanco and American. Upon consummation of such transaction, Employee will continue as an Executive Officer of the resulting bank, Wesbanco


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Bank,  Inc. The  existing  Agreement  between the  Employee  and  American  will continue in full force and effect except as modified by this Agreement.

         2. The parties hereby agree to delete the change in control provision of said Agreement contained in Paragraph 4 thereof. Upon consummation of the merger between Wheeling and Wesbanco Bank, Inc., Paragraph 4 shall be eliminated from said Agreement provided the payment hereinafter required is subsequently made.

         3. As an incentive to retain Employee in the employment of the resulting bank, the parties hereby acknowledge and agree that if the Employee does not voluntarily terminate his employment for a period of 36 months from and after the date of the proposed merger between American and Wesbanco, that he shall be paid a lump sum cash payment of one times his annual salary (determined as of the closing date of the above referenced merger provided any increases in salary from the date hereof are approved by Wesbanco) as a retention incentive payment in lieu of the severance payment that he otherwise might have been entitled to under the terms of Paragraph 4 of the Agreement. Said payment shall be payable to the Employee, or his estate, in the event he is unable to continue working for the entire period of 36 months by reason of his death or disability as determined by any disability plan then in effect for executive employees of the resulting bank, or discharge by Wesbanco.

         4. Employee agrees that the benefits to be provided hereunder shall be in lieu of any other benefit to which Employee might have been entitled under the terms of the Agreement by reason of said merger between Wheeling and Wesbanco Bank, Inc.


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         WITNESS the following signatures:


                                               WHEELING NATIONAL BANK


                                               By /s/ JEREMY C. MCCAMIC
                                                  -----------------------------
                                                      Its Chairman


                                               /s/ PATRICK G. O'BRIEN
                                               --------------------------------
                                               PATRICK G. O'BRIEN


                                               WESBANCO, INC.


                                               By /s/ PAUL M. LIMBERT
                                                  -----------------------------
                                                      Its President











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